Exhibit 99.1

Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
Forward-Looking & Non-GAAP Financial Measures
2
Forward-Looking Statements
This presentation may contain forward-looking statements. They will be based upon management's current expectations and will involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the
United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the possible enactment of federal or state health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired cost-saving initiatives; the success of the Company’s transition of certain manufacturing operations to China; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the
Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the
SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The inclusion of a forward-
looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved.
The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

Non-GAAP Financial Measures
This presentation contains the use of non-GAAP financial measures, such as net sales excluding dental sales and/or the impact of foreign currency (constant currency), operating income as adjusted, net income as adjusted, free cash flow, unlevered free cash flow, net debt,
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (as defined by our bank agreement, the method to calculate this is likely to be different from methods used by other companies).  These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.  Reconciliations of these non-
GAAP financial measures to the most directly comparable GAAP measures are included on the Biomet website at Biomet.com.

Summary Business Overview
Summary Business Overview
7,000+ team members
3,000+ sales representatives
900+ new products introduced
FY 2000 – 2009
Operations in 50+ locations
Products distributed in ~90 countries
Eight strategic business units
3
Company Profile
Asia-Pac/ROW
11%
United States
61%
Europe
28%
FY 2009 Revenues FY 2009 Revenues
by Product Segment by Product Segment
$2.5B $2.5B
FY 2009 Revenues FY 2009 Revenues
by Geography by Geography
$2.5B $2.5B
Joint
Reconstructive
63%
Spine
9%
Other
(sports med +)
8%
Fixation
9%
Dental
11%

Orthopedic
Reconstructive Devices
$6,875
Dental
Reconstructive
Implants
$740
Softgoods
& Bracing
$1,120
Sports Medicine
$1,370
Bone Cements
& Accessories
$330
Spinal Products
$6,865
O.R. Supplies
$395
Fixation
$3,395
Powered Surgical
Equipment
$245
4

#1 J & J/DePuy #2 Stryker/Howmedica #3 Zimmer/Centerpulse #4 #4 Biomet Biomet #5 Synthes/Stratec #6 Smith & Nephew 5

Hips $2,620 Knees $3,890 Other $110 Shoulders $255 6

Demographics
55- to 75-Year-Old U.S. Population Expected to Grow
> 32% in 10 Years*
Expansion of Target Population
New Technologies to Treat Younger Patients
Greater Activity Level & Improved Health of Elderly
54.8 Million
72.4 Million 2019
2009
*U.S. Census Bureau Projections
7

H1 FY ’10 Growth FY 2009 Growth FY 2009 Growth FY 2008 Growth FY 2008 Growth
Recon Ex-Dental             8% 13% 12% 9%
Dental                              12% 13%   (6%) (7%)
Recon                                     9% 13% 9% 7%
Fixation                              (11%) 0% 4% (1%)
Spine                                     (8%) 0% 7% 11%
Other                                    (1%) 6% 7% 8%
Total                                       3% 10% 8% 6%
8
Growth has rebounded from FY’07 levels, driven by core orthopedics business off-setting dental headwind
Sales Growth by Product Segment at Constant Currency
FY 2007 Growth FY 2007 Growth
Total Ex-Dental 2% 9%                           10%  8%
Note: Rates exclude U.S. instrument sales; 2007 reflects “as previously reported” with month lag reporting for OUS locations

Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
Fended off significant competitive threat and re-established sales momentum
U.S. Hip/Knee Growth Rates by Calendar
Quarter*
BIOMET 4.9% 7.5% 12.2% 12.1% 17.1% 9.0% 15.3% 11.3% 10.9% 10.4% 7.1% 9.5%
MARKET 10.0% 9.9% 10.3% 11.5% 7.3% 8.2% 8.9% 6.6% 4.5% 4.4% 5.5% 7.6%
Biomet’s U.S. Hip/Knee Market Share Growth*
*Based on internal estimates; Biomet data from corresponding fiscal quarters
JNJ’s Q4’09 growth rate has been adjusted to exclude extra selling days
9
10.5%
11.3%
11.0%
11.8%
14.4%
13.3%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
U.S. Hips U.S. Knees U.S. Hips/Knees
QE 03/31/07 QE 09/30/09
+1.3% +3.1% +2.3%
U.S. Orthopaedics Performance vs. Market
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09
BIOMET JNJ SYK ZMH SNN MARKET

Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
Biomet Europe has grown substantially ahead of the market in 2008 and 2009
EU Market Share Positions
CY 2007 vs. H1 CY 2009
10
Biomet Europe Performance vs. Market
Data based on Company estimates
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
CY 2007 CY 2008 Jan-Nov'09
8.5%
5.9%
1.4%
11.1%
11.4%
9.9%
EU KNEE MARKET GROWTH BIOMET EUROPE KNEE SALES GROWTH
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
CY 2007 CY 2008 Jan-Nov'09
6.6%
4.5%
-0.2%
6.0%
10.1%
4.7%
EU HIP MARKET GROWTH
BIOMET EUROPE HIP SALES GROWTH
POSITION TOTAL HIPS KNEES BONE CEMENT
1 Zimmer Zimmer Zimmer Biomet
2 Depuy Depuy Depuy Depuy
3 Stryker Stryker Smith&Nephew Stryker
4 Smith&Nephew Smith&Nephew Stryker Zimmer
5 Biomet Biomet Smith&Nephew
6 Aesculap Aesculap Aesculap WrightMedical
7 WrightMedical WrightMedical WrightMedical Aesculap
COMPANY RANKING (Jan-Dec 2007)
POSITION TOTAL HIPS KNEES BONE CEMENT
1 Zimmer Zimmer Zimmer Biomet
2 Depuy Depuy Depuy Depuy
3 SmithNephew Stryker SmithNephew Stryker
4 Biomet SmithNephew Biomet Zimmer
5 Stryker Biomet Stryker SmithNephew
6 Aesculap Aesculap Aesculap WrightMedical
7 WrightMedical WrightMedical WrightMedical Corin
COMPANY RANKING (Jan-Jun 2009)
Biomet

Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
$-
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$137.1
$156.4
Primarily includes Canada, South America, Mexico and the Pacific Rim
$-
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$205.0
$241.2
264.5
11
International Sales at Constant Currency Growth Rates
In Millions
FY’07 FY’08 FY’09
13% 12% 8%
H1 FY’09 H1 FY’10
Fiscal Years 2007 - 2009 H1 FY 2009 vs. H1 FY
2010
Y/Y Constant Currency Growth Rates

Recon Sales Increased 6% Worldwide (C.C.) during Q2’10 Sales Increased 9% in the U.S. 12

Sales Grew 4% WW (C.C.) during Q2’10
Sales Increased 7% in the U.S.
New Product Introductions
E1 Antioxidant Infused Technology Plus Liners
Echo Bi-Metric PPS Primary Stem
Magnum Tri-Spike Acetabular Components
13
Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
Hips
Hips

14
Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
Hips
Hips
Key Products
M
²
a-Magnum Acetabular System
Taperloc Hip Stem
E1 Antioxidant Infused Acetabular Bearings
Exceed ABT
(Advanced
Bearing
Technologies) Acetabular System*
*Not Available in U.S.
B
T

#4 U.S. Market Position Sales Grew 12% WW (C.C.) during Q2’10 Sales Increased 11% in the U.S. New Product Introductions E1 Antioxidant Infused Tibial Bearings Regenerex Press-Fit Tibia 15

Key Products Vanguard Complete Knee System Oxford Partial Knee System 16

Designed to Address the Entire Population
10 Femoral and 9 Tibial Sizes, completely interchangeable
No Need to “Correct”
Our Sizing for the Female Population
No Peer-Reviewed Studies Associating Failure with Gender
Biomet Knees = 98% Survivorship at 15 Years
(Mensch, JS, Knee Morphology as a
Guide to Knee Replacement, CORR, 1975)
17

Only Free Floating Meniscal Bearing Partial Knee Approved in U.S. Excellent Long-Term Clinical Results 98% Success Rate at 10 Years 95% Success at 15 Years 92% Success at 20 Years 18

Sales Grew 27% WW (C.C.) during Q2’10
Sales Increased 44% in the U.S.
Key Products
Comprehensive Primary and Reverse Shoulders
Copeland Humeral Resurfacing Head
T.E.S.S.
*Not Available in U.S.
19
(Total Evolutive Shoulder System)*

Key Products Cobalt G HV Bone Cement StageOne Cement Hip Spacer Molds StageOne Cement Knee Spacer Molds 20

New Product Introductions Bone Graft Convenience Kit Clotalyst System Coaxial Sprayer 21

United States $740 International $2,060 22

Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
16%
(1%)
2%
(10%)
(13%)(13%)
(5%)
(8%)
(2%)
(5%)
(15%)
(9%) (8%)
0%
23%
9%
4%
2%
(8%)
(1%) (1%)
6%
1%
(10%)
(11%)
(12%)
(6%)
(4%)
Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
Biomet 3i Nobel Straumann Zimmer
(15%)
(10%)
(5%)
0%
5%
10%
15%
20%
25%
CY 03 CY 04 CY 05 CY 06 CY 07 CY 08 CY 09E
DENTAL IMPLANT MARKET
(Constant Currency Sales Growth)
QUARTERLY SALES GROWTH
Constant-Currency, Based on Calendar Quarters (with Biomet’s Corresponding Fiscal Quarters)
Source: Bank of America, 27-Jul-09
Biomet 3i:  Industry Headwinds
After years of double-digit growth, 3i and dental industry facing significant economic headwinds
23

Biomet 3i’s New Introductions Encode Complete Zirconia Abutment Low Profile Conical Abutments The DU1000 Surgical Drill System ZiReal Art Ceramic Abutment 24

Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
Transaction
Announced
Transaction
Closed
Overhauled management team
Fixed systems issues
Created focused sales forces
around spine and trauma
Developed tools to improve sales
force metrics and effectiveness
Revamped new product
development processes
Improved surgeon education
programs
KEY INITIATIVES Quarterly Sales
Progress in Fiscal 2008, 2009 and H1 2010
2006 2007 2008 2005 2009
25
Strategic Priority:  Turn Around U.S. Trauma and Spine
Stabilization and return to growth has been led by spine, but trauma turnaround lags
2010

Stabilization and return to growth has been led by spine, but trauma turnaround lags;
Fixation rates reflect above market craniomaxillofacial growth, more than offset by trauma, which is expected to show growth in fiscal 2011
By Fiscal Year, FY07-FY09 and Fiscal Quarter, Q1’10 – Q2’10
26
U.S. Spine and Fixation Sales Growth Trends*
-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
Spine Fixation
FY'07 FY'08 FY'09 Q1'10 Q2'10
Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i

Internal Fixation $2,110 Craniomaxillofacial Fixation $275 Electrical Stimulation $300 External Fixation $365 Growth Factors & Bone Substitute Materials $345 27

PEMF, DC, & CC Technologies FDA Acknowledged Mechanism of Action Involving Cascade of BMPs 28

Key Products OptiLock Proximal Humeral Plating System Phoenix Ankle Arthrodesis Nail Advanced Vision Foot Ring System 29

New Product Introductions Custom TMJ Innovative Screw Delivery Device Neuro NexGen Next Gen Sternalock OnPoint 1.2mm Scope System Xpander (TMJ Jaw Motion Rehab System) 30

Machined Allograft $520 Growth Factors & Bone Substitutes $1,075 Intervertebral Spacers $755 Electrical Stimulation $330 Motion Preservation $590 Plates, Rods, Screws $3,095 Vertebroplasty $500 31

Sales Grew 6% WW (C.C.) during Q2’10
Sales Increased 7% in the U.S.
New Product Introductions
Polaris Deformity Direct Vertebral Column
Derotation System
C-Tek MaxAn Cervical Plate System*
*The C-Tek MaxAn Cervical Plate System
incorporates technology developed by
Gary K. Michelson, M.D.
32

Procedure-Specific Arthroscopy Products
New Product Introductions
ALLthread Knotless Suture Anchor
ComposiTCP Interference Screw
MicroMax FLEX Suture Anchor
ZipTight Fixation System
33
Sports Medicine
Sports Medicine
Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i

#4 U.S. Market Position
New Product Introductions
Active Ankle CF Pro
Aspen Contour LSO (Lumbar-Sacral-Orthosis)
Aspen Contour TLSO (Thoracic-Lumbar-Sacral Orthosis)
Aspen QuickDraw RAP
(R
igid
Anterior
Panel)
Aspen TX Collar
Aspen Vista Collar
Biomet Cool Sport P.A.S.S.
Performance OTS OA Knee Brace
34

35

36
Adjusted Net Income and Adjusted EBITDA reflect add-backs to GAAP results for non-cash amortization and stock comp expense, sponsor fees and other special charges
Fiscal 2007 – 2009 Adjusted Operating Results
Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i

37
Adjusted Net Income and Adjusted EBITDA reflect add-backs to GAAP results for non-cash amortization and stock comp expense, sponsor fees and other special charges
H1 Fiscal 2010 vs. H1 Fiscal 2009 Adjusted Operating Results
Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i

Biologics   Bracing   Microfixation Orthopaedics Osteobiologics Spine   Sports Medicine   Trauma   3i
CAPITAL EXPENDITURES RECEIVABLE DAYS
(1)
INVENTORY TURNOVER, ADJUSTED
(2)
38
88
91
76
71
73
0
20
40
60
80
100
FY 2006 FY 2007 FY 2008 FY 2009 11/30/2009
1.15
1.14
1.30
1.34
1.37
0
0.5
1
1.5
FY 2006 FY 2007 FY 2008 FY 2009 11/30/2009
74
67
64
73
35
52
99
112
24
27
5.4%
6.7%
8.0% 7.4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
0
20
40
60
80
100
120
140
160
180
200
FY 2006 FY 2007 FY 2008 FY 2009
109
143
190
185
Balance Sheet & Cash Flow Data
Other Capex Instruments Placed Distributor Instrument Buybacks
As a % of Sales
Working Capital Initiatives
• Tax efficient global Supply Chain
• Receivables Management
• Centralized Treasury
Simple average of the quarterly calculations
(2)
See reconciliation of the cost of sales to exclude special items at www.biomet. com
(1)

In Millions, Unaudited
39
GAAP Operating Cash Flow Reconciled to Free Cash Flow (FCF) & Unlevered FCF
H1 Fiscal 2010 vs. H1 Fiscal 2009
Six Months Ended Six Months Ended
November 30, 2009 November 30, 2008 Change
Cash From Operations 81.1 $                         47.6 $
Capital expenditures (106.0) (92.9)
Free Cash Flow (24.9) $                       (45.3) $
Acquisitions, net of cash acquired (9.0) (2.2)
Proceeds from sale and maturities of investments 2.5 -
Capital contributions - 1.9
Repurchase of common shares (1.1) (0.6)
Add back:  cash paid for interest 257.1 277.1
Effect of exchange rates on cash 0.3 (7.8)
Unlevered Free Cash Flow 224.9 $                       223.1 $                       0.8%
Total Cash Special Items
84.5 26.9
Unlevered Free Cash Flow, Excluding Special Items 309.4 $                       250.0 $                       23.8%

$792
$968
Total Liquidity LTM EBITDA
7.7x
6.1x
At Transaction Close Today
LIQUIDITY
NET DEBT LEVERAGE RATIOS
(including projected run rate cost savings)
Flexible capital structure with significant liquidity
(1) As of November 30, 2009, as defined by our Credit Agreement
(2) As defined by our Credit Agreement,  the Company has the option to choose the Payment in Kind (PIK) option as it relates to a portion of our debt which could provide an additional $80m of annual liquidity to the Company.  This option expires in October 2012.
(1)
(1)
Significant progress in driving down the leverage
ratio since the LBO
No maintenance covenants
No material debt maturities until $750MM
revolver (largely undrawn today) in 2013
–
Remainder of debt maturities in 2015–2017
Significant available liquidity provides
operational and strategic  flexibility
Cash
Available Revolving
Borrowings
21%
$80
Cash Savings from
1 year PIK Toggle
40
Capital Structure
$118
$27
$990 $995
RRCS
Actual
LTM
(2)

CONSOLIDATED SALES
($ in Millions)
Extraordinary long-term track record of revenue and profitability growth through multiple industry and macro-economic cycles
10 Year CAGR 20 Year CAGR
11.7% 15.7%
41
Biomet Long-Term Track Record
SALES
$0
$500
$1,000
$1,500
$2,000
$2,500
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Sales GAAP Op inc. Adj EBITDA